UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

SPHERIX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-05576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Rockefeller Plaza, 11th Floor, New York, NY	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 745-1374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SPEX	The Nasdaq Capital Market LLC

Item 8.01. Other Events.

As previously reported in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, on May 15, 2019, Spherix Incorporated, a Delaware corporation (the “Company” or “Spherix”) entered into an Asset Purchase Agreement (as amended, the “Asset Purchase Agreement”) with CBM BioPharma, Inc. (“CBM”), pursuant to which the Company agreed to purchase certain assets of CBM, including, among other things, a license agreement relating to certain technologies in the areas of acute myeloid leukemia (AML), acute lymphoblastic leukemia (ALL), acral lentiginous melanoma and pancreatic cancer, university contracts, and contracts with a chief scientist and an advisory board (the “Asset Acquisition” and together with the other transactions contemplated by the Asset Purchase Agreement, the “Transactions”). As previously reported on a Current Report on Form 8-K filed on May 31, 2019, on May 30, 2019, the Company entered into Amendment No. 1 to the Asset Purchase Agreement with CBM, pursuant to which the Asset Purchase Agreement was amended to include a termination fee upon the occurrence of certain events set forth thereunder.

On June 19, 2019, the Company issued a press release announcing the filing of a preliminary proxy statement for the Asset Acquisition. The press release of the Company is attached as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by reference.

Forward-Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding Spherix’s and CBM’s industry, future events, the proposed Transactions between the parties to the Asset Purchase Agreement, the estimated or anticipated future results and benefits of the Company following the Transactions, including the likelihood and ability of the parties to successfully consummate the proposed Transactions, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Spherix’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding the businesses of Spherix and the Transactions, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which Spherix or CBM operates, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Spherix or CBM operates; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the inability of the parties to successfully or timely consummate the proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Transactions or that the approval of the stockholders of Spherix are not obtained; failure to realize the anticipated benefits of the Transactions, including as a result of a delay in consummating the Transactions or a delay or difficulty in integrating the assets of CBM; uncertainty as to the long-term value of Spherix’s common stock; those discussed in the Spherix’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other documents of Spherix on file with the SEC, in the preliminary proxy statement and, when available, the definitive proxy statement filed with the SEC by Spherix. There may be additional risks that Spherix presently does not know or that Spherix currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Spherix’s expectations, plans or forecasts of future events and views as of the date of this communication. Spherix anticipates that subsequent events and developments will cause Spherix’s assessments to change. However, while Spherix may elect to update these forward-looking statements at some point in the future, Spherix specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Spherix’s assessments as of any date subsequent to the date of this report.

Additional Information about the Transactions and Where to Find It

In connection with the Asset Acquisition and the other Transactions, the Company has filed a preliminary proxy statement and will file a definitive proxy statement with the SEC. Investors and security holders of the Company are advised to read the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the Asset Acquisition and the other Transactions because the proxy statements will contain important information about the Asset Acquisition and the other Transactions and the parties thereto. The definitive proxy statement and other relevant materials will be mailed to stockholders of the Company as of a record date to be established for voting on the Asset Acquisition and the other Transactions. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Spherix Incorporated, One Rockefeller Plaza, 11th Floor, New York, NY 10020.

Participants in the Solicitation

The Company, CBM, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Asset Acquisition and the other Transactions. Information regarding the participants is available in the preliminary proxy statement filed by the Company with the SEC on June 18, 2019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the preliminary proxy statement, which can be obtained free of charge from the sources indicated above.

Disclaimer

This report shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release, dated June 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERIX INCORPORATED

Dated: June 19, 2019	By:	/s/ Anthony Hayes
	Name:	Anthony Hayes
	Title:	Chief Executive Officer

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